 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________
FORM 8-K/A
(Amendment No. 1)
 ______________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 07, 2025
_________________
LEVI STRAUSS & CO.
(Exact name of registrant as specified in its charter)

Delaware	001-06631	94-0905160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1155 Battery Street
San Francisco, California 94111
(Address of principal executive offices) (Zip Code)
(415) 501-6000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
  _________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	LEVI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02.	Results of Operations and Financial Condition.
On April 7, 2025, Levi Strauss & Co. (the "Company") filed a Current Report on Form 8-K announcing its first quarter 2025 financial results. Shortly thereafter, the Company issued a corrective release to correct typographical errors in its supplemental schedule Discontinued Operations - Dockers® table in the press release. A copy of the corrected release is attached as an exhibit hereto.

Full year 2024 Operating income is changing from $379.6 to $262.7;

Full year 2024 Income (loss) from continuing operations before income taxes is changing from $334.5 to $217.6;

Full year 2024 Net income (loss) from continuing operations is changing from $327.3 to $210.4;

Full year 2024 Net income (loss) is changing from $327.5 to $210.6;

Full year 2024 Continuing operations – Basic EPS is changing from $0.82 to $0.53;

Full year 2024 Net income (loss) – Basic EPS is changing from $0.82 to $0.53;

Full year 2024 Continuing operations – Diluted EPS is changing from $0.81 to $0.52;

Full year 2024 Net income (loss) – Diluted EPS is changing from $0.81 to $0.52.

The information in this Item 2.02 and the related exhibit are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press release issued by Levi Strauss & Co., dated April 7, 2025, announcing the Company's first quarter 2025 financial results.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.

DATE:	April 7, 2025	By:	/s/ LISA W. STIRLING
		Name:	Lisa W. Stirling
		Title:	Senior Vice President and Global Controller
(Principal Accounting Officer and Duly Authorized Officer)